UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2020

Avient Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

PolyOne Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	POL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 19, 2019, PolyOne Corporation, an Ohio corporation (the “Company”), entered into a definitive share purchase agreement (the “SPA”) with Clariant AG, a corporation organized and existing under the laws of Switzerland (“Clariant”). Separately, a wholly-owned subsidiary of the Company entered into a definitive business transfer agreement (the “BTA”) with Clariant Chemicals (India) Limited, a public limited company incorporated in India and an indirect majority-owned subsidiary of Clariant. The SPA and the BTA provide for, among other things, the acquisition by the Company of the color and additive masterbatch business of Clariant for a net purchase price of USD $1.44 billion in cash, subject to customary working capital and net debt adjustments (the “Masterbatch Transaction”).

On July 1, 2020 (the “Closing Date”), upon the terms and subject to the conditions set forth in the SPA and the BTA, the Masterbatch Transaction was completed.

The foregoing description of the SPA and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the SPA, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the terms of which are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on June 30, 2020, the Company amended its existing Articles of Incorporation (the “Amended Articles”) to revise Article FIRST to change its corporate name to “Avient Corporation.” The amendment was approved by the Company’s Board of Directors (the “Board”) and was effected by the filing of a Certificate of Amendment to the Amended Articles with the Ohio Secretary of State.

Also effective on June 30, 2020, the Company amended its existing Code of Regulations to reflect the new corporate name (the “Amended and Restated Regulations”). The Amended and Restated Regulations were approved by the Company’s Board.

The foregoing descriptions are qualified in their entirety by reference to the Certificate of Amendment to the Amended Articles and the Amended and Restated Regulations, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Masterbatch Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

The Company previously provided the financial statements required by Item 9.01(a) of Form 8-K as Exhibit 99.1 to its Current Report on Form 8-K filed on April 29, 2020.

(b) Pro Forma Financial Information.

The Company previously provided the pro forma financial statements required by Item 9.01(b) as Exhibit 99.2 to its Current Report on Form 8-K filed on April 29, 2020.

(d) Exhibits:

Exhibit Number	Description

2.1

Share Purchase Agreement, dated December 19, 2019, by and between PolyOne Corporation and Clariant AG (incorporated herein by reference to Exhibit 2.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Commission File No. 001-16091).*

3.1	Certificate of Amendment to the Articles of Incorporation, effective June 30, 2020.

3.2	Amended and Restated Code of Regulations, effective June 30, 2020.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By:	/s/ Lisa K. Kunkle
Name:	Lisa K. Kunkle
Title:	Senior Vice President, General Counsel and Secretary

Date: July 1, 2020